UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|   Preliminary Proxy Statement

|_| Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

|_|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to ss. 240.14a-12

                                    DIGICORP
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
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    (2) Aggregate number of securities to which transaction applies:
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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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    (4) Proposed maximum aggregate value of transaction:
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    (5) Total fee paid:
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|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
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    (2) Form, Schedule or Registration Statement No.:
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    (3) Filing Party:
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    (4) Date Filed:
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

                                    DIGICORP
                               4143 Glencoe Avenue
                            Marina Del Rey, CA 90292


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                              TO BE HELD ON *, 2006

To our Shareholders:

      You are cordially invited to attend a Special Meeting (the "Special Meeting") of Shareholders of Digicorp, which will be held at 1800 Century Park East, Suite 200, Los Angeles, CA 90067, on *, 2006, at 10 a.m. (local time), to consider and act upon the following matters, each of which is described more fully in the accompanying Proxy Statement:

      1. Proposal No. 1: To authorize and approve a change of the Company's domicile from Utah to Delaware effected by the merger of the Company, a Utah corporation, with and into, Digicorp, Inc., a newly formed wholly owned subsidiary of the Company that was incorporated under the Delaware General Corporation Law (the "DGCL") for the purpose of effecting the change of domicile.

      2. Proposal No. 2: To authorize and approve the Company's Stock Option and Restricted Stock Plan.

      The foregoing matters are more fully described in the Proxy Statement accompanying this Notice.

      The Board of Directors has fixed *, 2006 (the "Record Date") as the record date for the Special Meeting. Only shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Special Meeting and at any adjournments thereof. Each shareholder of record as of the Record Date will be entitled to one vote for each share of Common Stock held on the Record Date.

      You may vote your shares by marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope.

      You may also vote in person at the Special Meeting, even if you use the option set forth above.

                                           By order of the Board of Directors:


                                            /s/ Jay Rifkin
                                           -------------------------------------
                                           Jay Rifkin
                                           Chairman and Chief Executive Officer

                                    DIGICORP
                               4143 Glencoe Avenue
                            Marina Del Rey, CA 90292

                                 PROXY STATEMENT
                      FOR A SPECIAL MEETING OF SHAREHOLDERS
                              TO BE HELD ON *, 2006

      Digicorp (referred to herein as the "Company," "we," "us," and "our") is a Utah corporation with its principal executive offices located at 4143 Glencoe Avenue, Marina Del Rey, California 90292. The Company's telephone number is
(310) 728-1450. This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at a Special Meeting of Shareholders (the "Special Meeting") to be held at 1800 Century Park East, Suite 200, Los Angeles, CA 90067, on *, 2006, at 10 a.m. (local time), and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Accompanying this Proxy Statement is a proxy card, which you may use to indicate your vote as to the proposals described in this Proxy Statement. This Proxy Statement and the accompanying proxy card will be mailed on or about *, 2006 to all shareholders entitled to vote at the Special Meeting.

           QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING

Why am I receiving these materials?

      You have been sent this Proxy Statement and the enclosed proxy card because the Company is soliciting your proxy to vote at the Special Meeting on the proposals described herein (the "Proposals"). You are invited to attend the Special Meeting to vote in person on the Proposals. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may vote your shares on the enclosed proxy card, as further described herein. The Notice of Special Meeting of Shareholders, this proxy statement and the accompanying proxy cards are first being mailed to shareholders on or about *, 2006.

Who can vote at the Special Meeting?

      Only shareholders of record at the close of business on *, 2006 (the "Record Date") will be entitled to vote at the Special Meeting. As of the Record Date, there were * shares of Common Stock outstanding and entitled to vote.

What am I voting on?

      There are two matters scheduled for a vote at the Special Meeting:

      o Proposal No. 1: The authorization and approval of a change of the Company's domicile from Utah to Delaware effected by the merger of the Company, a Utah corporation, with and into, Digicorp, Inc., a newly formed wholly owned subsidiary of the Company that was incorporated under the DGCL for the purpose of effecting the change of domicile; and

      o Proposal No. 2: The authorization and approval of the Company's Stock Option and Restricted Stock Plan.

      Each of these Proposals, as well as the recommendation of the Board with respect to each of these Proposals, are described in greater detail elsewhere in this Proxy Statement.

How do I vote?

      Your vote is important. Please mark, sign and date the enclosed proxy card as promptly as possible and return it in the enclosed postage-paid envelope to ensure that your shares are represented at the Special Meeting. A pre-addressed, postage-paid envelope is provided for this purpose.

      For each of the matters to be voted on, you may vote "FOR" or "AGAINST" or "ABSTAIN" from voting.

How many votes do I have?

      On each matter to be voted upon at the Special Meeting, you have one vote for each share of Common Stock you own as of the Record Date. No preemptive, subscription, or conversion rights pertain to the Common Stock and no redemption or sinking fund provisions exist for the benefit thereof.

What if I return a proxy card but do not make specific choices?

      If you return a signed and dated proxy card without marking any voting selections, all of your shares will be voted "FOR" each of the Proposals described in this Proxy Statement.

Who is paying for this proxy solicitation?

      The Company will pay for the entire cost of soliciting proxies for the Special Meeting. The original solicitation of proxies by mail may be supplemented by solicitation in person, by mail, by telephone, by facsimile, or by telegram, by the Company's regularly employed officers and employees. The Company's officers and employees will not receive any additional compensation for soliciting proxies.

What does it mean if I receive more than one proxy card?

      If you receive more than one proxy card it means that your shares are registered in more than one name or are registered in different accounts. Please complete, sign, date and return each proxy card to ensure that all of your shares are voted at the Special Meeting.

Can I change my vote after submitting my proxy card?

      You can change your vote by revoking your proxy at any time before the final vote at the Special Meeting. You may revoke your proxy in any one of three ways:

      o You may submit another properly completed proxy card at a later date;

      o You may send a written notice that you are revoking your proxy to the Company's Corporate Secretary at 4143 Glencoe Avenue, Marina Del Rey, California 90292; or

      o You may attend the Special Meeting and vote in person in accordance with the procedures specified above. However, simply attending the Special Meeting will not, by itself, revoke your proxy.

      Following the final vote at the Special Meeting, you may not revoke your proxy or otherwise change your vote.

How are votes counted?

      Votes will be counted by the inspector of election appointed for the Special Meeting.

How many votes are needed to approve each proposal?

      o Proposal No. 1: Proposal No. 1 (The authorization and approval of a change of the Company's domicile from Utah to Delaware effected by the merger of the Company, a Utah corporation, with and into, Digicorp, Inc., a newly formed wholly owned subsidiary of the Company that was incorporated under the DGCL for the purpose of effecting the change of domicile) will be approved if a majority of the outstanding shares of Common Stock of the Company are voted "FOR" the proposal. Abstentions will have the same effect as votes "AGAINST" Proposal No. 1.

      o Proposal No. 2: Proposal No. 2 (the authorization and approval of the Company's Stock Option and Restricted Stock Plan) will be approved if a majority of the total votes properly cast in person or by proxy at the Special Meeting by the holders of Common Stock are voted "FOR" the proposal. Abstentions will have no effect on the result of the vote.

      The approval of each Proposal described in this proxy statement is independent from the approval of each of the other Proposals described in this Proxy Statement.

What is the quorum requirement?

      A quorum of shareholders is necessary to hold a valid meeting. For purposes of Proposal Nos. 1 and 2 a quorum will be present if at least a majority of the outstanding shares of Common Stock are represented by shareholders present at the Special Meeting or by proxy. As of the Record Date, there were * shares of Common Stock outstanding and entitled to vote.

      Your shares will be counted towards the quorum only if you submit a valid proxy card or if you vote at the Special Meeting. Abstentions will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the Special Meeting may adjourn or postpone the Special Meeting to another date upon which a quorum may be obtained.

      Any adjournment may be made with respect to one or more proposals for the Company, but not necessarily for all proposals of the Company. In the event that a quorum is present at the Special Meeting but sufficient votes to approve any proposal are not received, the person named as proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals.

How can I find out the results of the voting at the Special Meeting?

      Preliminary voting results will be announced at the Special Meeting. Final voting results will be reported in the Company's Quarterly Report on Form 10-QSB for the fiscal quarter ending *, 2006.

                         REASONS FOR THE SPECIAL MEETING

      The Special Meeting is being held in order to vote on two important proposals. Each proposal that will be presented at the Special Meeting is described in greater detail below.

                                 PROPOSAL NO. 1
                 CHANGE IN THE COMPANY'S STATE OF INCORPORATION
                              FROM UTAH TO DELAWARE
                             ("CHANGE OF DOMICILE")

Principal Reasons for the Change of Domicile

      The Company's Board of Directors believes that the change of domicile will give the Company a greater measure of flexibility and simplicity in corporate governance than is available under Utah law and will increase the marketability of the Company's securities.

      The State of Delaware is recognized for adopting comprehensive modern and flexible corporate laws which are periodically revised to respond to the changing legal and business needs of corporations. For this reason, many major corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed by the Company. Consequently, the Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing the DGCL. The DGCL, accordingly, has been, and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to the Company's corporate legal affairs. For these reasons, the Company's Board of Directors believes that the Company's business and affairs can be conducted to better advantage if the Company is able to operate under Delaware law. See "Certain Significant Differences between the Corporation Laws of Delaware and Utah," below.

Principal Features of the Change of Domicile

      The change of domicile will be effected by the merger of the Company, a Utah corporation, with and into, Digicorp, Inc., a newly formed wholly owned subsidiary of the Company that was incorporated on *, 2006 under the DGCL for the purpose of effecting the change of domicile. The change of domicile will become effective upon the filing of the requisite merger documents in Delaware and Utah, which filings will occur promptly after the Special Meeting. Following the merger, Digicorp, Inc. will be the surviving corporation.

      On the effective date of the change of domicile, (i) each issued and outstanding share of Common Stock of the Company will be converted into one share of common stock of Digicorp, Inc., $.001 par value ("New Common Stock"), and (ii) each outstanding share of common stock of Digicorp, Inc. held by the Company will be retired and canceled and will resume the status of authorized and unissued Common Stock.

      On the effective date of the change of domicile, the Company will be governed by the Delaware Certificate of Incorporation of Digicorp, Inc. (the "Delaware Certificate"), the Delaware Bylaws of Digicorp, Inc. (the "Delaware Bylaws") and the DGCL, which include a number of provisions that are not part of the Company's present Articles of Incorporation, the Company's present Bylaws or the Utah Revised Business Corporation Act. Accordingly, as described below, a number of significant changes in shareholders' rights will be effected in connection with the change of domicile, some of which may be viewed as limiting the rights of shareholders. In particular, the Delaware Certificate includes a provision authorized by the DGCL that would limit the liability of directors to the Company and its shareholders for breach of fiduciary duties. The Delaware Certificate will provide directors and officers with modern limited liability and indemnification rights authorized by the DGCL. The Board of Directors of the Company believes that these provisions will enhance its ability to attract and retain qualified directors and encourage them to continue to make entrepreneurial decisions on behalf of the Company. Accordingly, implementation of these provisions has been included as part of the change of domicile. The Company believes that the change of domicile will contribute to the long-term quality and stability of the Company's governance. The Company's Board of Directors has concluded that the benefit to shareholders of improved corporate governance from the change of domicile outweighs any possible adverse effects on shareholders of reducing the exposure of directors to liability and broadening director indemnification rights.

      Upon consummation of the change of domicile, the daily business operations of the Company will continue as they are presently conducted at the Company's principal executive office located at 4143 Glencoe Avenue, Marina Del Rey, California 90292. After the change of domicile, the authorized capital stock of the Company will consist of 60,000,000 shares of common stock, $.001 par value per share and 1,000,000 shares of preferred stock, $.001 par value per share (the "Preferred Stock"). The Preferred Stock will be issuable in series by action of the Company's Board of Directors. The Board of Directors will be authorized, without further action by the shareholders, to fix the designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions of the unissued Preferred Stock including shares of Preferred Stock having preferences and other terms that might discourage takeover attempts by third parties.

      After the change of domicile, the Board of Directors will continue to consist of those persons presently serving on the Board of Directors of the Company. The individuals who will serve as executive officers of the Company after the change of domicile are those who currently serve as executive officers of the Company.

Exchange of Share Certificates

      As soon as practicable upon or after the change of domicile, the Company's shareholders of record immediately prior to the change of domicile will be sent detailed instructions concerning the procedures to be followed for submission of certificates representing Common Stock to the Company's transfer agent, together with a form of transmittal letter to be sent to the transfer agent at the time such certificates are submitted.

      After the change of domicile, the transfer agent will deliver to any holder who has previously submitted a duly completed and executed transmittal letter and a certificate representing the Common Stock, a new certificate issued by the Company representing an equal number of shares of Common Stock into which such shares of the Common Stock were converted.

      After the change of domicile but before a certificate representing Common Stock is surrendered, certificates representing New Common Stock will represent the number of shares of Common Stock as a Delaware corporation into which such Common Stock was converted pursuant to the terms of the change of domicile.

      Failure by a shareholder to return appropriate transmittal letters or to surrender certificates representing Common Stock will not affect such person's rights as a shareholder, as such shareholder's certificates representing Common Stock following the change of domicile will represent the number of shares of New Common Stock as a Delaware corporation into which such Common Stock was converted pursuant to the terms of the change of domicile, and will present no material consequences to the Company.

Capitalization

      The authorized capital of the Company on the Record Date, consisted of 50,000,000 shares of Common Stock, $.001 par value per share, of which 37,100,820 shares of Common Stock were outstanding. The authorized capital of Digicorp, Inc., which will be the authorized capital of the Company after the change of domicile, consists of 60,000,000 shares of New Common Stock and 1,000,000 shares of Preferred Stock. As part of the change of domicile, the authorized Common Stock of the Company will be increased from 50,000,000 shares to 60,000,000 shares. The Company does not have any plans to issue additional authorized New Common Stock or Preferred Stock. After the change of domicile the Company will have outstanding approximately 37,100,820 shares of New Common Stock and no shares of Preferred Stock. The change of domicile will not affect total shareholder equity or the total outstanding capitalization of the Company.

      The Preferred Stock that will be authorized upon effectiveness of the change of domicile is commonly referred to as "blank check" preferred stock ("Blank Check Preferred") because the Blank Check Preferred would have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors from time to time. As such, the Blank Check Preferred would be available for issuance without further action by the Company's shareholders, except as may be required by applicable law or pursuant to the requirements of the exchange or quotation system upon which the Company's securities are then trading or quoted.

      The Board of Directors believes that the creation of Blank Check Preferred is advisable and in the best interests of the Company and its shareholders for several reasons. The authorization of the Blank Check Preferred would permit the Board of Directors to issue such stock without shareholder approval and, thereby, provide the Company with maximum flexibility in structuring acquisitions, joint ventures, strategic alliances, capital-raising transactions and for other corporate purposes. The Blank Check Preferred would enable the Company to respond promptly to and take advantage of market conditions and other favorable opportunities without incurring the delay and expense associated with calling a special shareholders' meeting to approve a contemplated stock issuance.

      The authorization of the Blank Check Preferred would also afford the Company greater flexibility in responding to unsolicited acquisition proposals and hostile takeover bids. The issuance of Blank Check Preferred could have the effect of making it more difficult or time consuming for a third party to acquire a majority of the Company's outstanding voting stock or otherwise effect a change of control. Shares of Blank Check Preferred may also be sold to third parties that indicate that they would support the Board in opposing a hostile takeover bid. The availability of Blank Check Preferred could have the effect of delaying a change of control and of increasing the consideration ultimately paid to the Company and its shareholders. Authorization of the Blank Check Preferred is not intended to be an anti-takeover measure, and the Board of Directors is not aware of any present third party plans to gain control of the Company.

      The actual effect of the issuance of any shares of Blank Check Preferred upon the rights of holders of New Common Stock cannot be stated until the Board determines the specific rights of the holders of such Blank Check Preferred. However, the effects might include, among other things, restricting dividends on the New Common Stock, diluting the voting power of the New Common Stock, reducing the market price of the New Common Stock, or impairing the liquidation rights of the New Common Stock, without further action by the shareholders. Holders of the Company's New Common Stock will not have preemptive rights with respect to the Blank Check Preferred.

      Although the Company may consider issuing Blank Check Preferred in the future for purposes of raising additional capital or in connection with acquisition transactions, the Company currently has no agreements or commitments with respect to the issuance of the Blank Check Preferred.

Significant Differences Between the Corporation Laws of Utah and Delaware

      The Company is incorporated under the laws of the State of Utah and Digicorp, Inc. is incorporated under the laws of the State of Delaware. Upon the change of domicile, the shareholders of the Company, whose rights currently are governed by Utah law and the Company's Articles of Incorporation and Bylaws, which were created pursuant to Utah law, will become shareholders of a Delaware company, Digicorp, Inc., and their rights as shareholders will then be governed by Delaware law and the Delaware Certificate and the Delaware Bylaws which were created under Delaware law.

      Although the corporate statutes of Utah and Delaware are similar, certain differences exist. The most significant differences, in the judgment of the Company's management, are summarized below. This summary is not intended to be complete, and shareholders should refer to the DGCL and the Utah Revised Business Corporation Act ("Utah law") to understand how these laws apply to the Company and Digicorp, Inc.

      Quorum. Section 725(1) of the Utah law states that, unless the corporation's articles of incorporation provide otherwise, a majority of the votes entitled to be cast on a matter constitutes a quorum for action on that matter. Section 216 of the DGCL contains a similar provision, but goes on to state that "in no event shall a quorum consist of less than one-third of the shares entitled to vote at the meeting." Neither the Delaware Certificate nor the Delaware Bylaws will contain any contrary provision. Therefore, management does not believe that the change of domicile will create any material change in the shareholders' meeting quorum requirements of the Company.

      Action of Shareholders Without a Meeting. Both Section 704 of the Utah law and Section 228 of the DGCL permit any action that may be taken at an annual or special meeting of the shareholders to be taken without a meeting and without notice if one or more written consents, setting forth the action so taken, are signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shareholders attend and vote. However, Section 1704(4) of the Utah law prohibits a Utah corporation in existence before July 1, 1992 from taking any action by the written consent of fewer than all of the shareholders entitled to vote with respect to the subject matter of the action unless a resolution providing otherwise is approved either by a written consent signed by all of the shareholders entitled to vote with respect to such matter or at a duly convened meeting of shareholders by a majority of the outstanding shares of common stock of the corporation entitled to vote. Because the Company was incorporated under the Utah law on July 19, 1983, and because the Company's shareholders have not approved a resolution providing otherwise, the Company, as a Utah corporation, presently may not take any action by the written consent of fewer than all of its shareholders entitled to vote. Both statutes further require that the corporation give notice of shareholder approval of any matter without a meeting, unless the written consents of all shareholders have been obtained. The Utah law requires that such notice be given to non-consenting shareholders at least ten days before the consummation of the matter authorized by consent, while the DGCL requires "prompt" notice of any such action. In any event, applicable federal securities laws in the United States require reporting companies with a class of securities registered pursuant to Section 12 Exchange Act to provide notice to shareholders of actions taken by written consent at least 20 days prior to the effective date of the corporate action. Accordingly, so long as the Company's common stock remains registered under Section 12 of the Exchange Act, this difference between the Utah law and the DGCL will not affect the rights of shareholders. However, Section 704(5) of the Utah law provides that directors may never be elected by written consent of shareholders unless the written consents of all shares entitled to vote on the election are obtained. The DGCL contains no comparable provision. Once the change of domicile has been completed, this difference may make it easier for the Company to take action by unanimous written consent of its shareholders and will make it easier for Company's shareholders to remove and elect directors by written consent.

      Authorized Number of Directors. Section 803(1) of the Utah Law provides that, once shares in a Utah corporation have been issued, the corporation must have at least three directors. Section 141(b) of the DGCL requires a Delaware corporation to have a minimum of one director. Therefore, following the change of domicile, it would be possible for the powers of the Board of Directors to be concentrated in the hands of fewer directors than is permitted by Utah law.

      Removal of Directors. Under Section 808 of the Utah law, the shareholders of a Utah corporation may remove one or more directors with or without cause, unless the articles of incorporation provide that directors may be removed only for cause. If cumulative voting (the right of a shareholder to multiply the number of voting shares he, she or it owns times the number of directors to be elected, with the ability to vote the product thereof for one or more candidates) is in effect, a director may not be removed if the number of shares sufficient to elect him or her is voted against removal. Under the Utah law, a director may be removed by the shareholders only at a meeting called for that purpose, and the notice of the meeting must state that the purpose, or one of the purposes of the meeting, is the removal of the director. Section 141(k) of the DGCL provides similar removal provisions, but does not limit removal by shareholders to meetings called for that purpose. The effect of this difference in law would be to grant the Company's shareholders greater flexibility in removing directors.

      Special Meetings of Shareholders. Section 702(1) of the Utah law and
Section 211(d) of the DGCL permit a corporation's Board of Directors and such person or persons as are authorized by the bylaws to call a special meeting of the shareholders. In addition, the DGCL permits a Delaware corporation to authorize such persons to call a special meeting in its certificate of incorporation. Unlike the DGCL, the Utah law also permits the holders of 10% or more of the shares entitled to vote on a matter to submit a written demand for a special meeting to the corporate secretary. Following the change of domicile, 10% or greater shareholders of the Company will not have the legal right to demand a special meeting.

      Indemnification of Directors. The Utah law and the DGCL contain similar provisions for the indemnification of directors in certain circumstances. Both statutes require a corporation to indemnify a director who was successful, on the merits or otherwise, in the defense of any proceeding or any claim, issue or matter, to which he or she was a party because of his or her status as a director of the corporation, against reasonable expenses incurred in connection with the proceeding or claim with respect to which he or she was successful. However, the Utah law authorizes the limitation of such mandatory indemnification in a corporation's articles of incorporation; the DGCL contains no such limitation. The effect of this difference following the change of domicile would be to prevent the Company from limiting mandatory indemnification of its directors in such circumstances.

      Inspection of Shareholder List for Meeting. After fixing a record date for a shareholders' meeting, Section 720 of the Utah Law requires a Utah corporation to prepare a list of the names of all its shareholders entitled to be given notice of the meeting and to make the shareholder list available for inspection by any shareholder for a period beginning on the earlier of ten days before the meeting for which the list was prepared or two business days after notice of the meeting is given, and continuing through the meeting and any adjournments thereof. Under Section 720(4) of the Utah law, if the corporation refuses to allow a shareholder to inspect the shareholder list before or at the meeting, the shareholder may apply to the district court of the county where the corporation's principal office or, if none, its registered office, is located, and the district court may summarily order inspection or copying of the list at the corporation's expense and may postpone the meeting until the inspection or copying is complete. Section 219(a) of the DGCL likewise requires a Delaware corporation to make its shareholder list available for inspection by shareholders prior to any meeting of shareholders, but this is required only for ten days prior to the meeting and at the meeting. Under Section 219(b) of the DGCL, the willful neglect or refusal of the directors to produce such list at a meeting for the election of directors will result in their ineligibility for election to any office at such meeting. This is the only remedy provided by the DGCL for failure to provide the shareholder list as required. Because management fully intends to comply with right of shareholders to inspect lists of shareholders entitled to be given notice of meetings, the Company's management does not believe that the foregoing statutory differences will have any significant effect on the rights of the Company's shareholders.

      Appraisal Rights. Section 262 of the DGCL provides appraisal rights to shareholders that are substantially similar to the Utah law in connection with mergers or consolidations. However, the statutes differ in that the DGCL permits a shareholder who has received notice of appraisal rights from the corporation, and who has submitted a written demand for appraisal, to file a petition with the Court of Chancery of the State of Delaware to demand a determination of the fair value of such shareholder's shares. Such petition must be filed within 120 days after the effective date of a merger or consolidation. Section 262(b) of the DGCL provides that shareholders do not have appraisal rights for certain mergers with or into single direct or indirect wholly owned subsidiaries, which includes the proposed change of domicile of the Company. The Utah law also sets forth procedures for a Utah corporation to give shareholders notice of their appraisal rights, and for such shareholders to exercise such rights. However, the Utah law authorizes only the corporation to commence judicial appraisal proceedings with all shareholders who have properly dissented and whose demand remain unresolved to be named as parties to such proceedings.

      Dividends. Section 640 of the Utah law authorizes the Board of Directors of a Utah corporation to make distributions to its shareholders subject to the articles of incorporation. However, no such distribution may be made if, after giving it effect, the corporation would not be able to pay its debts as they become due in the usual course of business, or the corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were dissolved at the time of the distribution, to satisfy the preferential rights of preferred shareholders. Section 170 of the DGCL similarly permits a Delaware corporation to pay dividends upon its capital stock subject to the certificate of incorporation, but only (a) out of its surplus, or, (b) if no surplus exists, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, and then only if the corporation has capital equal to or in excess of the aggregate amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of the corporation's assets. The DGCL also protects a corporation's Board of Directors from personal liability for good faith reliance on the records of the corporation and the representations and opinions of its officers and employees and others with respect to the determination of the amount of surplus or other funds from which dividends may be paid. The Utah law does not contain similar protection for the Board of Directors.

      Anti-Takeover Provisions. Section 61-6-1 et seq. of the Utah Code Annotated (the "Utah Control Shares Acquisitions Act" or "UCSAA") provides that "control shares" of an "issuing public corporation" acquired in a "control share acquisition" shall have the same rights as they had before such acquisition only to the extent granted by resolution of the shareholders of the corporation. The UCSAA defines "control shares" as shares that, when combined with all other voting shares held by the shareholder, would entitle the holder to vote in the election of directors within any of the following ranges of voting power: (a) 1/5 or more but less than 1/3 of all voting power; (b) 1/3 or more but less than a majority of all voting power; or (c) a majority or more of all voting power. An "issuing public corporation" is defined as a Utah corporation with (a) 100 or more shareholders; (b) its principal place of business, its principal office, or substantial assets within the state; and (c) (i) more than 10% of its shareholders resident in Utah; (ii) more than 10% of its shares owned by Utah residents; or (iii) 10,000 shareholders resident in the state. A Utah corporation's articles of incorporation or bylaws may provide that the UCSAA does not apply to control share acquisitions of the corporation, as long as any such provision is adopted before the control share acquisition in question.

      Section 203 of the DGCL prohibits a Delaware corporation that is (a) listed on a national securities exchange; (b) authorized for quotation on the NASDAQ Stock Market; or (c) held of record by more than 2,000 shareholders from engaging in any "business combination" with any "interested stockholder" for a period of three years from the date that such person became an interested stockholder. A Delaware corporation subject to Section 203 may engage in a "business combination" with an "interested stockholder" under certain circumstances including circumstances in which, prior to the person becoming an interested stockholder, the corporation's Board of Directors approves the "business combination" with the interested stockholder or the transaction in which the person becomes an interested shareholder. A "business combination" is defined as, among other things, a merger or consolidation of the corporation or any subsidiary with the interested stockholder or with any other corporation if such transaction is caused by the interested stockholder and as a result of such merger or consolidation Section 203 is not applicable to the surviving corporation. An "interested stockholder" is defined as any person that (a) owns 15% or more of the corporation's voting stock; or (b) is an affiliate or associate of the corporation and was the owner of 15% or more of the corporation's voting stock at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder. As under the UCSAA, a corporation may opt out of
Section 203. However, under Section 203(b)(3) of the DGCL, if the corporation's certificate of incorporation or bylaws are amended to opt out by shareholder vote, such amendment will not be effective until 12 months after its adoption and will not apply to any business corporation between the corporation and any person who became an interested shareholder on or prior to such adoption.

      These foregoing differences are not the only differences between the Utah law and the DGCL. However, management believes that they are the most likely to have a material effect on the relative rights of the Company's shareholders as a result of the change of domicile.

Officers And Directors

      Upon the effective date of change of domicile, the present officers and directors will continue to be the officers and directors of the Company.

Federal Tax Consequences

      The following is a discussion of certain federal income tax considerations that may be relevant to holders of Common Stock who receive New Common Stock as a result of the proposed change of domicile. No state, local, or foreign tax consequences are addressed herein.

      This discussion does not address the state, local, federal or foreign income tax consequences of the change of domicile that may be relevant to particular shareholders, such as dealers in securities, or Company shareholders who exercise dissenters' rights. In view of the varying nature of such tax considerations, each shareholder is urged to consult his or her own tax adviser as to the specific tax consequences of the proposed change of domicile, including the applicability of federal, state, local, or foreign tax laws. Subject to the limitations, qualifications and exceptions described herein, and assuming the change of domicile qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), the following federal income tax consequences generally should result:

      o No gain or loss should be recognized by the shareholders of the Company upon conversion of their Common Stock into New Common Stock pursuant to the change of domicile;

      o The aggregate tax basis of the New Common Stock received by each shareholder of the Company in the change of domicile should be equal to the aggregate tax basis of Common Stock converted in exchange therefor;

      o The holding period of New Common Stock received by each shareholder of the Company in the change of domicile should include the period during which the shareholder held his or her Common Stock converted therefor, provided such Common Stock is held by the shareholder as a capital asset on the effective date of the change of domicile; and

      o The Company should not recognize gain or loss for federal income tax purposes as a result of the change of domicile.

      The Company has not requested a ruling from the Internal Revenue Service or an opinion of counsel with respect to the federal income tax consequences of the change of domicile under the Code. The Company believes the change of domicile will constitute a tax-free reorganization under Section 368(a) of the Code, inasmuch as Section 368(a)(1)(F) of the Code defines a reorganization as a mere change in identity, form, or place of organization of one corporation however effected.

Vote Required; Board Recommendation

      Proposal No. 1 (The authorization and approval of a change of the Company's domicile from Utah to Delaware effected by the merger of the Company, a Utah corporation, with and into, Digicorp, Inc., a newly formed wholly owned subsidiary of the Company that was incorporated under the DGCL for the purpose of effecting the change of domicile) will be approved if a majority of the outstanding shares of Common Stock of the Company are voted "FOR" the proposal. Abstentions will have the same effect as votes "AGAINST" Proposal No. 1. The Board unanimously recommends that you vote all of your shares "FOR" the approval of the Plan as described in this Proposal No. 1.

                                 PROPOSAL NO. 2
                          AUTHORIZATION AND APPROVAL OF
              THE COMPANY'S STOCK OPTION AND RESTRICTED STOCK PLAN

Background

      Effective July 20, 2005, the Board of Directors approved the Company's Stock Option and Restricted Stock Plan (the "Plan"), which provides for the issuance of a maximum of up to 15,000,000 restricted shares of common stock, options to purchase shares of Common Stock (including non-qualified stock options and also incentive stock options ("ISOs")) upon shareholder approval of this Proposal No. 2) and warrants to purchase shares of Common Stock to employees, directors and consultants. As of May 23, 2006 the Company has issued 16,071 restricted shares of Common Stock, options to purchase 8,662,500 shares of Common Stock and warrants to purchase 50,000 shares of Common Stock pursuant to the Plan.

      The Company is requesting stockholder approval of the Plan, which is included as Appendix A to this proxy statement. The purpose of the Plan is to advance the interests of the Company by providing to key employees of the Company and its subsidiaries who have substantial responsibility for the direction and management of the Company, as well as certain directors and consultants of the Company, additional incentives, to the extent permitted by law, to exert their best efforts on behalf of the Company, to increase their proprietary interest in the success of the Company, to reward outstanding performance and to provide a means to attract and retain persons of outstanding ability to the service of the Company. It is recognized that the Company cannot attract or retain these individuals without this compensation. Upon approval of Proposal No. 2 at the Special Meeting, options granted under the Plan may qualify as ISOs, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

      Except for restricted stock and options which have already been granted under the Plan as described above, and except for the equity compensation of Board members described below, the Company has not yet determined the amount of any options grants, warrant grants or restricted stock awards to be offered to any officers, employees, directors or consultants under the Plan. The Company has adopted the following policy for equity compensation paid to directors. Each director receives $1,000 for each meeting of the Board of Directors that each such director attends (either in person or by teleconference). Such $1,000 may be paid at the Company's option either in cash or in shares of restricted Common Stock of the Company valued at the closing price of the Common Stock on the date of the meeting or, if such meeting date is a day that the principal trading market of the Common Stock is not open for business, then valued at the closing price of the Common Stock on the most recent date after the meeting date on which the principal trading market is open for business.

      A committee of the Board of Directors (the "Committee") comprised of at least two non-employee directors determines the amount and features of the stock options, warrants or restricted stock to be awarded to participants in the Plan. The Committee evaluates a number of criteria, including the service of each such participant to the Company, the present and potential contributions of such participant to the success of the Company, and such other factors as the Committee deems relevant in connection with accomplishing the purposes of the Plan, including the recipient's current stock holdings, position with the Company, and other factors. The Committee does not apply a formula assigning specific weights to any of these factors when making its determination. The Committee awards stock options, warrants and restricted stock on a subjective basis and such awards depend in each case on the performance of the officer, employee or consultant under consideration, and in the case of new hires, their potential performance.

Description of the Plan

      The following is a brief description of the material features of the Plan. Such description is qualified in its entirety by reference to the full text of the Plan, which is attached to this proxy statement as Appendix A.

      Purpose. The purpose of the Plan is to advance the interests of the Company by providing key employees of the Company who have substantial responsibility for the direction and management of the Company, as well as certain directors, employees and consultants with additional incentives to exert their best efforts to increase their proprietary interest in the success of the Company, to reward outstanding performance, and to attract and retain persons of outstanding ability.

      Authorization. The Plan provides for the issuance of a maximum of 15,000,000 shares of Common Stock, which may be issued as restricted shares of Common Stock, options to purchase shares of Common Stock (including non-qualified stock options and also ISOs upon shareholder approval of this Proposal No. 2) and warrants to purchase shares of Common Stock.

      Administration. The Plan is administered by a Committee of the Board of Directors comprised of at least two members of the Board, each of whom must (a) be a non-employee director, as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and (b) be an "outside director" as the term is defined under Section 162(m) of the Code.

      The Committee interprets the Plan and, to the extent and in the manner contemplated in the Plan, exercises the discretion reserved to it in the Plan. The decision of the Committee on any interpretation of the Plan or administration thereof is final and binding with respect to the Company, any participant or any person claiming to have rights as, or on behalf of, any participant.

      Participants. The Committee determines and designates those officers, employees, directors and consultants of the Company who are eligible to participate in the Plan. The Committee also determines the number of options, warrants and shares of restricted stock to be awarded to each participant. In making these determinations, the Committee takes into account the potential contributions of the participant to the success of the Company, and such other factors as the Committee deems relevant to accomplish the purposes of the Plan.

      Award Agreements. All options, warrants and restricted stock granted under the Plan are evidenced by an agreement. Agreements evidencing awards made to different participants or at different times need not contain similar provisions. Options that are intended to be ISOs will be designated as such; any option not so designated will be treated as a non-qualified stock option.

      Terms of options and warrants. Stock options and warrants are granted under the Plan at a price not less than the prevailing market value at the time of grant and will have realizable value only if the Company's stock price increases. The Committee determines the amount and features of the stock options and warrants, if any, to be awarded to participants. The Committee evaluates a number of criteria, including the present and potential contributions of such participant to the success of the Company, and such other factors as the Committee deems relevant in connection with accomplishing the purposes of the Plan, including the participant's current stock holdings, position with the Company and other factors. The Committee does not apply a formula assigning specific weights to any of these factors when making its determination. The Committee awards stock options and warrants on a subjective basis and such awards depend in each case on the performance of the participant under consideration. Options granted under the Plan may be ISOs or non-qualified stock options.

      Exercise of options and warrants. Options and warrants are exercisable at a price equal to the fair market value of the shares at the time the option or warrant is granted, provided, however, that the exercise price of any option that is intended to be treated as an ISO and that is granted to a holder of 10% or more of the Company's shares may not be less than 110% of such current fair market value. The day on which the Company approves the grant of an option or warrant or the date specified in the Plan will be considered the date on which the option or warrant is granted. For purposes of the Plan, the fair market value of the shares as of any date is the average of the high and low trading prices of the shares on that date. Options may contain such other terms and conditions as the Committee deems advisable, including, but not limited to, being exercisable only in installments. Options and warrants granted to different participants or at different times need not contain similar provisions. Each option and warrant states the period or periods of time within which the option or warrant may be exercised by the participant, which may not exceed ten years from the date the option or warrant is granted and, in the case of an option that is intended to be an ISO and that is granted to a holder of 10% or more of the Company's shares, not more than five years. Unless specifically provided otherwise in an agreement evidencing the award of options, any option awarded to a participant becomes exercisable over four years, with 25% of the option becoming exercisable on each of the first four anniversaries of the date of the award.

      Awards of Restricted Stock. Each award of restricted stock contains a vesting schedule, which sets forth the times at which the participant will acquire a nonforfeitable right to the shares awarded to him or her. In general, it is intended that awards of restricted stock will vest ratably over the four years following the date of the award, but an individual award agreement may provide otherwise. Shares that are not vested upon a participant's termination of employment with, or cessation of providing services to, the Company will be forfeited.

      Effect of change in shares subject to the Plan. If there is a change in the outstanding shares through the declaration of stock dividends, stock splits, or combinations or exchanges of shares, or otherwise, the number of shares available for options, warrants and awards of restricted stock and the shares subject to an option or warrant and the option and warrant prices will be appropriately adjusted by the Committee.

      Amendment and termination. The Board of Directors may amend or alter, suspend or discontinue the Plan at any time. While the Board may seek shareholder approval of an action modifying a provision of the Plan when deemed advisable, the Board may make certain modifications without shareholder approval (except with respect to the number of shares authorized for issuance under the Plan). The Plan will terminate ten years from the date of its adoption by the Board.

      Resale of shares acquired pursuant to awards. Participants purchasing shares pursuant to options, warrants and/or vesting in awards of restricted stock may resell the shares through brokers or dealers at prevailing market prices, to the extent a market exists for the Company's Common Stock. Any sales by participants who may be deemed affiliates of the Company must be made pursuant to registration under the Securities Act or pursuant to an exemption therefrom.

      Any resale of shares acquired pursuant to awards under the Plan that are made pursuant to registration under the Securities Act or an exemption therefrom may be made at the Company's expense.

      Federal tax consequences of the Plan. The following is a summary of certain federal income tax consequences of transactions under the Plan based on current federal income tax laws. This summary is not intended to be exhaustive and does not describe state, local, or other tax consequences.

      Non-qualified stock options and warrants. The grant of a non-qualified stock option or a warrant under the Plan will not result in the recognition of taxable income to the participant or in a deduction to the Company. In general, upon exercise, a participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of common stock purchased over the exercise price. The Company is required to withhold tax on the amount of income so recognized, and is entitled to a tax deduction equal to the amount of such income. Gain or loss upon a subsequent sale of any shares of common stock received upon the exercise of a non-qualified stock option or a warrant is taxed as capital gain or loss (long-term or short-term, depending upon the holding period of the stock sold) to the participant.

      Incentive stock options. Generally, neither the grant nor the exercise of an incentive stock option will result in the recognition of taxable income by the participant. Rather, when the participant disposes of stock acquired upon exercise of an ISO, the participant will recognize income in the amount of the excess of the amount realized upon disposition (if any) over the exercise price. This special tax treatment is available only if the participant does not dispose of the stock acquired upon the exercise of the ISO before the later of the first anniversary of the date of exercise or the second anniversary of the date of the grant of the option. A disposition before that time is referred to as a "disqualifying disposition." If a participant effects a disqualifying disposition, he or she will generally have income taxable at ordinary rates equal to the excess of the fair market value of the stock on the date of exercise over the exercise price and income taxable at capital gains rates on any amount realized on disposition in excess of the fair market value of the stock on the date of exercise. The Company is generally not entitled to any deduction in connection with the issuance or exercise of an ISO. If, however, a participant effects a disqualifying disposition, the Company will be entitled to a deduction in an amount equal to the amount of income recognized by the participant that is taxable at ordinary income rates.

      Restricted Stock. The grant of an award of restricted stock will not result in the recognition of taxable income or in a deduction for the Company. Instead, when a participant becomes vested in shares of restricted stock, the participant generally will recognize income taxable at ordinary income rates in an amount equal to the fair market value of the stock on the date of vesting, and the Company will be entitled to a corresponding deduction. A participant may, however, make an election to include in income at the time of grant the fair market value of the restricted stock by making an election under section 83(b) of the Code within 30 days of the award of restricted stock. The Company will be entitled to a corresponding deduction. If the participant subsequently forfeits shares of restricted stock, he or she may not be entitled to claim a deduction or a loss.

      Transferability of Options, Warrants and Restricted Stock. Options, warrants and restricted stock is not transferable other than to the spouse or lineal descendants (including adopted children) of the participant, any trust for the benefit of the participant or the benefit of the spouse or lineal descendants (including adopted children) of the participant, or the guardian or conservator of the participant.

      Termination of Options, Warrants and Restricted Stock Awards. All rights to exercise options and warrants terminate 60 days after any optionee or warrant holder ceases to be a director of the Company or a key employee or consultant of the Company and/or any of its subsidiaries, and no options or warrants will vest after an optionee's or warrant holder's termination date. Notwithstanding the foregoing, however, if an optionee's or warrant holder's service as a director of the Company or key employee or consultant terminates as a result of the optionee's or warrant holder's death or his total and permanent disability, the optionee, warrant holder or the executors or administrators or legatees or distributees of the estate, as the case may be and to the extent they are permitted transferees, shall have the right, from time to time within one year after the optionee's or warrant holder's total and permanent disability or death and prior to the expiration of the term of the option or warrant, to exercise any portion of the option or warrant not previously exercised, in whole or in part, as provided in the respective agreement evidencing the award of the options or warrants. A participant's rights to shares awarded as restricted stock shall, under all circumstances, be set forth in the agreement evidencing the award of restricted stock.

Vote Required; Board Recommendation

      Proposal No. 2 (the authorization and approval of the Company's Stock Option and Restricted Stock Plan) will be approved if a majority of the total votes properly cast in person or by proxy at the Special Meeting by the holders of Common Stock are voted "FOR" the proposal. Abstentions will have no effect on the result of the vote. The Board unanimously recommends that you vote all of your shares "FOR" the approval of the Plan as described in this Proposal No. 2.

                             ADDITIONAL INFORMATION

Executive Compensation

      The following table sets forth information concerning the total compensation that we have paid or that has accrued on behalf of our chief executive officer and other executive officers with annual compensation exceeding $100,000 during the years ended December 31, 2005, 2004 and 2003 (the "named executive officers").

                           SUMMARY COMPENSATION TABLE

                                                                                            Long-Term
                                                                                          Compensation
                                                                            ------------------------------------------
                                              Annual Compensation                      Awards               Payouts
                                      ------------------------------------- ------------------------------ -----------
                                                                 Other                       Securities                   All
                                                                 Annual     Restricted       Under-lying     LTIP        Other
         Name and                                                Compen-    Stock Award(s)    Options/     Payouts       Compen-
    Principal Position        Year     Salary ($)   Bonus ($)  sation ($)   ($)               SARs (#)        ($)      sation ($)
--------------------------- --------- ------------- ---------- ------------ ----------------- ------------ ----------- ------------
Milton "Todd" Ault III (1)   2005         0            0           0              0           2,000,000       0            0
   Former CEO and            2004         0            0           0              0               0           0            0
   Former Chairman           2003         0            0           0              0               0           0            0

William B. Horne (2)         2005         0            0           0              0            500,000        0            0
   CFO, Former CEO and       2004         0            0           0              0               0           0            0
   Former Chairman           2003         0            0           0              0               0           0            0

Philip Gatch (3)             2005      $23,866         0           0           $11,250         250,000        0            0
   CTO                       2004         0            0           0              0               0           0            0
                             2003         0            0           0              0               0           0            0

Jay Rifkin (4)               2005         0            0           0              0           4,400,000       0            0
   CEO and President and     2004         0            0           0              0               0           0            0
   Principal Executive       2003         0            0           0              0               0           0            0
   Officer of Rebel Crew
   Films

      (1) Mr. Ault was appointed Chief Executive Officer on April 26, 2005, and director and Chairman of the Board of Directors on July 16, 2005. Mr. Ault resigned from the positions of Chief Executive Officer and director and Chairman of the Board of Directors on September 30, 2005.

      (2) Mr. Horne was appointed Chief Financial Officer and director on July 20, 2005, and Chief Executive Officer and Chairman of the Board of Directors on September 30, 2005. Mr. Horne resigned from the position of Chief Executive Officer on December 29, 2005.

      (3) Mr. Gatch was hired as Chief Technology Officer of the Company on September 20, 2005. As part of his employment agreement Mr. Gatch is entitled to receive restricted stock awards of $45,000 per year. During the year ended December 31, 2005 Mr. Gatch was received 16,071 shares of restricted stock valued at $11,250.

      (4) Mr. Rifkin was appointed President on September 30, 2005, and Chief Executive Officer and director nominee on December 29, 2005.

                               OPTIONS GRANT TABLE

      The following table sets forth information with respect to the named executive officers concerning the grant of stock options during the fiscal year ended December 31, 2005. We did not have during such fiscal year any plans providing for the grant of stock appreciation rights ("SARs").

                                        Option/SAR Grants in Last Fiscal Year
-----------------------------------------------------------------------------------------------------------------------

                                                                                    Potential
                                                                               Realizable Value at
                                                                                  Assumed Annual
                                                                                  Rates of Stock      Alternative to
                                                                                Price Appreciation     (f) and (g):
                              Individual Grants                                  for Option Term     Grant Date Value
------------------------------------------------------------------------------
           (a)               (b)            (c)          (d)         (e)        (f)      (g)               (h)
                                         % of Total
                            Number of    Options/
                            Securities   SARs
                            Underlying   Granted to    Exercise
                            Options/     Employees     or Base                                          Grant Date
                            SARs         in Fiscal     Price      Expiration                             Present
           Name             Granted (#)  Year          ($/Sh)     Date        5% ($)     10% ($)      Value ($) (1)
--------------------------- ------------ ------------- ---------- ----------- ---------- ---------- -------------------
Milton "Todd" Ault III (2)  2,000,000     2,000,000     $ 0.25   7/20/2015     ---        ---            $ 494,200
William B. Horne (3)          500,000       500,000     $ 0.25   7/20/2015     ---        ---            $ 123,550
Philip Gatch (4)              250,000       250,000     $ 0.25   7/20/2015     ---        ---             $ 61,775
Jay Rifkin (5)              4,400,000     4,400,000     $ 0.85   9/30/2015     ---        ---          $ 3,696,620
-----------------------------------------------------------------------------------------------------------------------

      (1) The value shown was calculated utilizing the Black-Scholes option pricing model and are presented solely for the purpose of comparative disclosure in accordance with certain regulations of the Securities and Exchange Commission. This model is a mathematical formula used to value traded stock price volatility. The actual value that an executive officer may realize, if any, is dependent on the amount by which the stock price at the time of exercise exceeds the exercise price. There is no assurance that the value realized by an executive officer will be at or near the value estimated by the Black-Scholes model. In calculating the grant date present values, we used the following assumptions: (a) expected volatility of approximately 155%; (b) risk-free rate of return of approximately 3.75%; (c) no dividends payable during the relevant period; and (d) exercise at the end of a 10 year period from the date of grant.

      (2) On July 20, 2005, as consideration for service as Chief Executive Officer, we granted Milton "Todd" Ault, III options to purchase 2,000,000 shares of common stock with an exercise price of $0.25 per share. These stock options would have vested quarterly over two years, however, on September 30, 2005, the Board of Directors accelerated the vesting of such options such that options to purchase 475,000 shares of common stock immediately vested and are exercisable for a period of 18 months from December 29, 2005. The remaining options to purchase 1,525,000 shares of common stock were cancelled.

      (3) On July 20, 2005, as consideration for service as Chief Financial Officer and Director, we granted William B. Horne options to purchase 500,000 shares of common stock with an exercise price of $0.25 per share. These stock options would have vested quarterly over two years, however, on December 29, 2005, the Board of Directors accelerated the vesting of such options such that options to purchase 400,000 shares of common stock immediately vested and are exercisable for a period of 18 months from the date the individual no longer performs services to us. The remaining options to purchase 100,000 shares of common stock were cancelled.

      (4) On July 20, 2005, as consideration for service as Chief Technology Officer, we granted Philip Gatch options to purchase 250,000 shares of our common stock with an exercise price of $0.25 per share. These stock options would have vested quarterly over two years, however, on December 29, 2005, the Board of Directors accelerated the vesting of such options such that options to purchase 250,000 shares of common stock immediately vested and are exercisable for a period of 18 months from the date the individual no longer performs services to us.

      (5) On September 30, 2005, as consideration for service as Interim President, we granted Jay Rifkin options to purchase 4,400,000 shares of common stock with an exercise price of $0.85 per share. These stock options vest annually over three years from December 29, 2005.

Aggregate Option Exercises and Fiscal Year-End Option Values

      The following table sets forth information with respect to the named executive officers concerning the year-end value of in-the-money options and the value of unexercised options as of December 31, 2005. No options were exercised by the named executive officers during the fiscal year ended December 31, 2005.

---------------------------------- -------------------- -------------- ----------------- ------------------
                                                                       Number of
                                                                       securities        Value of
                                                                       underlying        unexercised
                                                                       unexercised       in-the-money
                                                                       options/SARs at   options/SARs at
                                                                       FY-end (#)        FY-end ($)
                                   Shares acquired on       Value      Exercisable/      Exercisable/
              Name                    exercise (#)      realized ($)   Unexercisable     Unexercisable
               (a)                         (b)               (c)             (d)                (e)
---------------------------------- -------------------- -------------- ----------------- ------------------
Milton "Todd" Ault, III                    ---               ---        475,000 / ---      $783,750/ ---
---------------------------------- -------------------- -------------- ----------------- ------------------
William B. Horne                           ---               ---        400,000 / ---      $660,000/ ---
---------------------------------- -------------------- -------------- ----------------- ------------------
Philip Gatch                               ---               ---        250,000 / ---      $412,500/ ---
---------------------------------- -------------------- -------------- ----------------- ------------------
Jay Rifkin                                 ---               ---       --- / 4,400,000   --- / $4,620,000
---------------------------------- -------------------- -------------- ----------------- ------------------

Benefit Plans

      Effective July 20, 2005, the Board of Directors approved our Stock Option and Restricted Stock Plan. Under the Stock Option and Restricted Stock Plan, we can issue restricted shares of common stock, options to purchase shares of common stock (both incentive stock options and non-incentive stock options) and warrants to purchase shares of common stock to employees, directors and consultants. The number of shares subject to the Stock Option and Restricted Stock Plan may not exceed 15,000,000 shares. The Stock Option and Restricted Stock Plan is administered by our Compensation Committee.

Compensation of Directors

      The Company has adopted the following policy for Board compensation. Each director will receive $1,000 for each meeting of the Board of Directors that each such director attends (either in person or by teleconference). Such $1,000 may be paid at the Company's option either in cash or in shares of restricted common stock of the Company valued at the closing price of the common stock on the date of the meeting or, if such meeting date is a day that the principal trading market of the common stock is not open for business, then valued at the closing price of the common stock on the most recent date after the meeting date on which the principal trading market is open for business. In addition, the Chairman of the Audit Committee receives $6,000 annually paid in cash. During 2005, the Company did not compensate any of its directors pursuant to the above policy; however, $6,000 has accrued and is payable to the Company's Audit Committee Chairman for the 2005 fiscal year. All directors are also reimbursed for their reasonable out-of-pocket expenses incurred in connection with their duties to the Company. In addition, directors are eligible to receive restricted shares of common stock and stock options pursuant to our Stock Option Restricted Stock Plan described above. Directors were issued stock options for their service during 2005.

Employment Agreements with Executive Officers

      On September 20, 2005, we entered into an employment agreement with Philip Gatch documenting the terms of his employment as our Chief Technology Officer. The term of the employment continues for 36 months from September 20, 2005 and automatically renews for successive one-year terms unless either party delivers to the other party written notice of termination at least 30 days before the end of the then current term. Mr. Gatch's base compensation under the agreement is $95,000 in cash per year and $45,000 in a restricted stock grants each year. Prior to signing the employment agreement, we granted Mr. Gatch options entitling him to purchase 250,000 shares of common stock vesting annually over three years with a strike price of $0.25 per share, which stock options are reflected in the employment agreement. Mr. Gatch is also eligible to receive an annual performance bonus determined by our chief executive officer. In addition, Mr. Gatch was granted rights for three years to (a) veto a chief executive officer candidate as a replacement to Milton "Todd" Ault, III, which right has expired since William B. Horne was appointed to replace Mr. Ault and subsequently Mr. Rifkin was appointed to replace Mr. Horne as chief executive officer, and (b) veto a decision to sell our company or any of our core assets or technologies related to the iCodemedia domain names and intellectual property in the event we are sold for less than $50,000,000. If Mr. Gatch's employment is terminated for any reason, the veto rights will be forfeited. The agreement also contains customary provisions for disability, death, confidentiality, indemnification and non-competition. If Mr. Gatch voluntarily terminates the agreement or if we terminate the agreement for cause, Mr. Gatch will not be entitled to any compensation for the period between the effective termination date and the end of the employment term and all unvested restricted stock and stock options will be forfeited. If we voluntarily terminates the agreement without cause, we must pay Mr. Gatch a cash sum equal to (a) all accrued base salary through the date of termination plus all accrued vacation pay and cash bonuses, if any, plus (b) as severance compensation, 500,000 unrestricted shares of common stock and $250,000 cash. In the event of a merger, consolidation, sale, or change of control, the surviving or resulting company is required to honor the terms of the agreement with Mr. Gatch.

      In connection with the acquisition of Rebel Crew Films, on December 29, 2005, we entered into an employment agreement with Jay Rifkin to employ Mr. Rifkin as our Chief Executive Officer effective as of September 30, 2005. The term of the employment continues for three years from September 30, 2005 and automatically renews for successive one-year terms unless either party delivers to the other party written notice of termination at least 30 days before the end of the then current term. Mr. Rifkin's base compensation in the first year of the term is $150,000, will increase at least 10% in the second year of the term and at least 10% more in the third year of the employment term. Mr. Rifkin was granted options to purchase 4,400,000 shares of common stock with an exercise price equal to the FMV of the common stock on September 30, 2005 and vesting annually over a period of three years from December 29, 2005. Mr. Rifkin is also eligible to receive shares of common stock and stock options from time to time and an annual bonus as determined by the Board of Directors. The agreement also contains customary provisions for disability, death, confidentiality, indemnification and non-competition. If Mr. Rifkin voluntarily terminates the agreement without good reason or if we terminate the agreement for cause, we must pay Mr. Rifkin all accrued compensation through the date of termination and provide life, accident and disability insurance, and health, dental and vision benefits to Mr. Rifkin and his dependents for a period of three months after termination. If we terminate the agreement without cause, if Mr. Rifkin terminates the agreement for good reason or if the agreement is terminated upon the death or disability of Mr. Rifkin, then we must pay Mr. Rifkin or his estate all unpaid compensation through the duration of the three-year employment term and must provide insurance and health benefits through the duration of such term. "Good Reason" is defined in the agreement as: (i) material breach of the agreement by us including, without limitation, any diminution in title, office, rights and privileges of Mr. Rifkin or failure to receive base salary payments on a timely basis; (ii) relocation of the principal place for Mr. Rifkin to provide his services to any location more than 20 miles away from 100 Wilshire Boulevard, Santa Monica, California 90401; (iii) failure to maintain in effect directors' and officers' liability insurance covering Mr. Rifkin; (iv) any assignment or transfer of any of our rights or obligations under the agreement; or (v) any change in control of our company including, without limitation, if Mr. Rifkin shall cease to own a majority of our outstanding voting securities.

Securities Authorized for Issuance Under Equity Compensation Plans

      The following table shows information with respect to each equity compensation plan under which the Company's common stock is authorized for issuance as of the fiscal year ended December 31, 2005.

                      EQUITY COMPENSATION PLAN INFORMATION
------------------------------------ ------------------------ ----------------------- ---------------------------
           Plan category              Number of securities       Weighted average        Number of securities
                                        to be issued upon       exercise price of      remaining available for
                                           exercise of         outstanding options,     future issuance under
                                      outstanding options,     warrants and rights    equity compensation plans
                                       warrants and rights                              (excluding securities
                                                                                       reflected in column (a)
------------------------------------ ------------------------ ----------------------- ---------------------------
                                               (a)                      (b)                     (c)
------------------------------------ ------------------------ ----------------------- ---------------------------
Equity compensation plans approved
by security holders                            -0-                     -0-                       -0-
------------------------------------ ------------------------ ----------------------- ---------------------------
Equity compensation plans not
approved by security holders                8,312,500                 $0.75                   6,687,500
------------------------------------ ------------------------ ----------------------- ---------------------------

------------------------------------ ------------------------ ----------------------- ---------------------------
Total                                       8,312,500                 $0.75                   6,687,500
------------------------------------ ------------------------ ----------------------- ---------------------------

Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth certain information, as of May 23, 2006 with respect to the beneficial ownership of the Company's outstanding common stock by (i) any holder of more than five (5%) percent; (ii) each of the named executive officers and directors; and (iii) the directors and named executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned.

                                                    Common Stock               Percentage of
Name of Beneficial Owner (1)                        Beneficially Owned (2)     Common Stock (2)
-------------------------------------------------- ------------------------- ---------------------
Patient Safety Technologies, Inc.                          2,738,561 (3)              7.4%
Bodnar Capital Management, LLC                             2,941,176                  7.9%
William B. Horne                                             450,000 (4)              1.2%
Alice M. Campbell                                            350,000 (5)                 *
Philip Gatch                                               1,266,071 (6)              3.4%
Cesar Chatel                                               2,120,708 (7)              5.7%
Jay Rifkin                                                19,586,372 (8)             52.1%
Alan Morelli                                                 600,000 (9)                 *
David M. Kaye                                                350,000 (10)                *
-------------------------------------------------- ------------------------- ---------------------
All named  executive  officers and directors as a         24,723,151                 61.8%
group (7 persons)

                  * Less than 1%
         (1) Except as otherwise indicated, the address of each beneficial owner is c/o Digicorp, 4143 Glencoe Avenue, Marina Del Rey, CA 90292.
         (2) Applicable percentage ownership is based on 37,100,820 shares of common stock outstanding as of May 23, 2006, together with securities exercisable or convertible into shares of common stock within 60 days of May 23, 2006 for each stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that a person has the right to acquire beneficial ownership of upon the exercise or conversion of options, convertible stock, warrants or other securities that are currently exercisable or convertible or that will become exercisable or convertible within 60 days of May 23, 2006 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
         (3) Patient Safety Technologies, Inc. has granted Mr. Rifkin an irrevocable proxy to vote the shares of common stock owned by them for certain directors.
         (4) Includes 400,000 shares issuable upon exercise of stock options with an exercise price of $0.25 per share and an expiration date 18 months from the date Mr. Horne's services terminate. Mr. Horne has granted Mr. Rifkin an irrevocable proxy to vote the shares of common stock issuable upon exercise of such stock options for certain directors.
         (5) Represents shares issuable upon exercise of stock options with an exercise price of $0.25 per share and an expiration date 18 months from the date Ms. Campbell's services terminate. Ms. Campbell has granted Mr. Rifkin an irrevocable proxy to vote the shares of common stock issuable upon exercise of such stock options for certain directors.
         (6) Includes 250,000 shares issuable upon exercise of stock options with an exercise price of $0.25 per share and an expiration date 18 months from the date Mr. Gatch's services terminate. Mr. Gatch has granted Mr. Rifkin an irrevocable proxy to vote the shares of common stock owned by him for certain directors.
         (7) Includes 400,000 shares which are held in escrow pending satisfaction of certain performance milestones through March 31, 2007. Mr. Chatel has granted Mr. Rifkin an irrevocable proxy to vote the shares of common stock owned by Mr. Chatel for certain directors.
         (8) Includes: (a) 3,600,000 shares which are held in escrow pending satisfaction of certain performance milestones through March 31, 2007; and (b) 500,000 shares issuable upon conversion of a $556,306.53 principal amount secured convertible note with a conversion price of $1.112614 per share. All of these securities are held by Rebel Crew Holdings, LLC of which Mr. Rifkin is the sole managing member. Mr. Rifkin's reported beneficial ownership does not include approximately 8,762,736 shares of common stock issued and issuable for which certain shareholders have granted Mr. Rifkin an irrevocable proxy to vote for certain directors.

         (9) Includes: (a) options to purchase 350,000 shares of common stock with an exercise price of $1.50 per share, which stock options vest annually over a period of three years from March 26, 2006; and (b) shares issuable upon exercise of warrants with an exercise price of $0.145 per share and an expiration date of September 15, 2010.
         (10) Represents options to purchase 350,000 shares of common stock with an exercise price of $1.50 per share, which stock options vest annually over a period of three years from March 26, 2006.

Interest of Certain Persons in Matters to Be Acted Upon

      To the extent the Company's incumbent directors and executive officers are eligible to participate in the Company's Stock Option and Restricted Stock Plan, each director and executive officer has a direct interest in the result of a vote on Proposal No. 2 (the authorization and approval of the Company's Stock Option and Restricted Stock Plan).

Dissenter's Right of Appraisal

      No action will be taken in connection with the proposals described in this Proxy Statement for which Delaware General Corporation Law or the Utah Revised Business Corporation Act provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder's shares of common stock.

Other Matters

      The Board of Directors does not know of any other matters that may properly be brought, and which are likely to be brought, before the Special Meeting. However, should other matters be properly brought before the Special Meeting, the persons named on the enclosed proxy or their substitutes will vote in accordance with their best judgment on such matters.

Shareholder Proposals and Discretionary Proxy Voting Authority

      The Board of Directors has not yet determined the date on which the next annual meeting of shareholders will be held. Any proposal by a shareholder intended to be presented at the Company's next annual meeting of shareholders must be received at our offices a reasonable amount of time prior to the date on which the information or proxy statement for that meeting is mailed to shareholders in order to be included in the information or proxy statement relating to that meeting.

      Rule 14a-4(c) promulgated under the Exchange Act, as amended, governs the Company's use of its discretionary proxy voting authority with respect to a shareholder proposal that the shareholder has not sought to include in the Company's proxy statement. The rule provides that if a proponent of a proposal fails to notify the Company of the proposal at least 45 days before the date of mailing of the prior year's proxy statement, then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter required in the proxy statement. If during the prior year the Company did not hold an annual meeting, or if the date of the meeting has changed more than 30 days from the prior year, then notice by a proponent of a proposal must not have been received a reasonable time before the Company mails its proxy materials for the current year.

Forward-Looking Statements and Information

      This Proxy Statement includes forward-looking statements. You can identify our forward-looking statements by the words "expects," "projects," "believes," "anticipates," "intends," "plans," "predicts," "estimates" and similar expressions.

      The forward-looking statements are based on management's current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that the Company cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, the Company's actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements.

      You should rely only on the information provided in this Proxy Statement. The Company has not authorized any person to provide information other than that provided herein. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date on the front of the document.

Where You Can Find More Information About the Company

      The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy any materials the Company files with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at (202) 551-8090. The SEC also maintains an Internet website that contains information the Company files electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates.

                                                                      Appendix A

                                    DIGICORP
                     STOCK OPTION AND RESTRICTED STOCK PLAN


1.  PURPOSE OF THE PLAN

      The purpose of this Stock Option and Restricted Stock Plan (this "Plan") is to advance the interests of Digicorp (the "Company") and its subsidiaries by providing to key employees of the Company and its subsidiaries who have substantial responsibility for the direction and management of the Company, as well as certain directors and consultants of the Company, additional incentives, to the extent permitted by law, to exert their best efforts on behalf of the Company, to increase their proprietary interest in the success of the Company, to reward outstanding performance and to provide a means to attract and retain persons of outstanding ability to the service of the Company. It is recognized that the Company cannot attract or retain these individuals without this compensation. Options granted under this Plan may qualify as incentive stock options ("ISOs"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2.  ADMINISTRATION

      This Plan shall be administered by a committee (the "Committee") comprised of at least two (2) members of the Company's Board of Directors ("Board") who each shall (a) be a "non-employee director," as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, unless administration of the Plan by "non-employee directors" is not then required for transactions under the Plan to be exempt from the requirements of Rule 16b, and
(b) be an "outside director" as defined under Section 162(m) of the Code, unless the action taken pursuant to the Plan is not required to be taken by "outside directors" to qualify for tax deductibility under Section 162(m) of the Code. The Committee shall interpret this Plan and, to the extent and in the manner contemplated herein, shall exercise the discretion reserved to it hereunder. The Committee may prescribe, amend and rescind rules and regulations relating to this Plan and to make all other determinations necessary for its administration. The decision of the Committee on any interpretation of this Plan or administration hereof, if in compliance with the provisions of the Act and regulations promulgated thereunder, shall be final and binding with respect to the Company, any optionee, warrant holder or any person claiming to have rights as, or on behalf of, any optionee or warrant holder.

3.  SHARES SUBJECT TO THE PLAN

      The shares subject to option, warrant grant and the other provisions of this Plan shall be shares of the Company's common stock, par value $0.001 per share ("shares"). Subject to the provisions hereof concerning adjustment, the total number of shares that may be purchased upon the exercise or surrender of stock options granted under this Plan shall not exceed the greater of thirty percent (30%) of the total number of shares authorized and outstanding as of the most recent quarterly period ended or 15,000,000 REDUCED BY the number of shares with respect to which restricted stock is awarded. The total number of shares that may be awarded as restricted shares under this Plan shall not exceed twenty percent (20%) of the total number of shares subject to the Plan. Any shares that are authorized for issuance pursuant to the exercise of options may be issued upon the exercise of ISOs. In the event any option or warrant shall cease to be exercisable in whole or in part for any reason, the shares which were covered by such option or warrant, but as to which the option or warrant had not been exercised, shall again be available under this Plan. Similarly, any shares that were granted pursuant to an award of restricted stock under this Plan but that are forfeited pursuant to the terms of the Plan or an award agreement shall again be available under this Plan. In addition, shares not delivered to participants in connection with the stock-for-stock exercise of an option or warrant shall again be available under this Plan. Shares may be made available from authorized, un-issued or reacquired stock or partly from each.

4.  PARTICIPANTS

      (A) Key Employees, Directors and Consultants. The Committee shall determine and designate from time to time those key employees, directors and consultants of the Company and its subsidiaries who shall be eligible to participate in this Plan. The Committee shall also determine the number of shares to be offered from time to time to each participant, either pursuant to an option, pursuant to a warrant or pursuant to an award of restricted stock, or either. In making these determinations, the Committee shall take into account the past service of each such key employee, director or consultant to the Company and its subsidiaries, the present and potential contributions of such key employee, director or consultant to the success of the Company and its subsidiaries and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of this Plan. The agreement documenting the award of any option, warrant or restricted stock granted pursuant to this Plan shall contain such terms and conditions as the Committee shall deem advisable, including but not limited to being vested or exercisable, as the case may be, only in such installments as the Committee may determine.

      (B) Award Agreements. All options, warrants and restricted stock granted under the Plan will be evidenced by an agreement. Agreements evidencing awards made to different participants or at different times need not contain similar provisions. Options that are intended to be ISOs will be designated as such; any option not so designated will be treated as a nonqualified stock option.

5.  OPTION/WARRANT PRICE

      Each agreement representing an award of options or warrants shall state the price at which the subject option or warrant may be exercised, which shall not be less than the current fair market value of the shares at the date of issuance of an option or warrant; provided, however, that the exercise price of any option that is intended to be an ISO and that is granted to a holder of 10% or more of the Company's shares shall not be less than 110% of such current fair market value. For purposes of this Plan, the fair market value of any Share as of any date shall be the average of the high and low trading prices of the shares on that date.

6.  OPTION/WARRANT PERIOD

      Each agreement representing an award of options or warrants shall state the period or periods of time at and within which the subject option or warrant may be exercised, in whole or in part, by the optionee or warrant holder, which shall be such period or periods as may be determined by the Committee; provided, however, that the option or warrant period shall not exceed ten years from the date of issuance of the option or warrant and, in the case of an option that is intended to be an ISO and that is granted to a holder of 10% or more of the Company's shares, shall not exceed five years. Unless specifically provided otherwise in an agreement evidencing the award of options, any option awarded to a participant shall become exercisable over four years, with 25% of the option becoming exercisable on each of the first four anniversaries of the date of the award.

7.  PAYMENT FOR SHARES

      Full payment for shares purchased pursuant to an option or warrant shall be made at the time of exercising the option or warrant in whole or in part. Payment of the purchase price shall be made in cash (including check, bank draft or money order), unless the Company provides to any or all participants the ability to effect a stock-for-stock exercise of his or her options or warrants.

8.  RESTRICTED STOCK

      Each agreement representing an award of restricted stock shall state the number of shares subject to the award and the terms and conditions pursuant to which the recipient of the award shall acquire a nonforfeitable right to the shares awarded as restricted stock. Unless specifically provided otherwise in an agreement evidencing the award of restricted stock, a participant shall acquire a nonforfeitable right to the shares subject to the award over four years, with 25% of the restricted stock becoming vested on each of the first four anniversaries of the date of the award, and shares that are not vested upon a participant's termination of employment with, or cessation of providing services to, the Company shall be forfeited.

9.  TRANSFERABILITY OF OPTIONS, WARRANTS AND RESTRICTED STOCK

      Options, warrants and restricted stock shall not be transferable other than to the spouse or lineal descendants (including adopted children) of the participant, any trust for the benefit of the participant or the benefit of the spouse or lineal descendants (including adopted children) of the participant, or the guardian or conservator of the participant ("Permitted Transferees").

10.  TERMINATION OF OPTIONS, WARRANTS AND RESTRICTED STOCK AWARDS

      All rights to exercise options and warrants shall terminate sixty days after any optionee or warrant holder ceases to be a director of the Company or a key employee or consultant of the Company and any of its subsidiaries, and no options or warrants will vest after an optionee's or warrant holder's termination date. Notwithstanding the foregoing, however, if an optionee's or warrant holder's service as a director of the Company or key employee or consultant terminates as a result of the optionee's or warrant holder's death or his total and permanent disability, the optionee or warrant holder or the executors or administrators or legatees or distributees of the estate, as the case may be and to the extent they are Permitted Transferees, shall have the right, from time to time within one year after the optionee's or warrant holder's total and permanent disability or death and prior to the expiration of the term of the option or warrant, to exercise any portion of the option or warrant not previously exercised, in whole or in part, as provided in the respective agreement evidencing the award of the options or warrants. A participant's rights to shares awarded as restricted stock shall, under all circumstances, be set forth in the agreement evidencing the award of restricted stock.

11.  EFFECT OF CHANGE IN STOCK SUBJECT TO THE PLAN

      Subject to any required action by the shareholders of the Company and the provisions of applicable corporate law, the number of shares represented by the unexercised portion of an option or warrant, the number of shares that has been authorized or reserved for issuance hereunder, and the number of Shares covered by any applicable vesting schedule hereunder, as well as the exercise price for a share represented by the unexercised portion of an option or warrant, shall be proportionately adjusted for (a) a division, combination or reclassification of any of the shares of common stock of the Company or (b) a dividend payable in shares of common stock of the Company.

12.  GENERAL RESTRICTION

      Each award shall be subject to the requirement that, if at any time the Board shall determine, at its discretion, that the listing, registration or qualification of the shares subject to such option or warrant upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such award or the issue or purchase of the shares thereunder, such option or warrant may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Subject to the limitations of paragraph 6, no option or warrant shall expire during any period when exercise of such option or warrant has been prohibited by the Board, but shall be extended for such further period so as to afford the optionee or warrant holder a reasonable opportunity to exercise his option or warrant.

13.  MISCELLANEOUS PROVISIONS

      (A) No optionee or warrant holder shall have rights as a shareholder with respect to shares covered by his option or warrant until the date of exercise of his option or warrant.

      (B) The granting of any award under the Plan shall not impose upon the Company any obligation to appoint or to continue to appoint as a director, key employee or consultant any participant, and the right of the Company and its subsidiaries to terminate the employment of any key employee or other employee or consultant, or service of any director, shall not be diminished or affected by reason of the fact that an award has been made under the Plan to such participant.

      (C) Awards under the Plan shall be evidenced by award agreements in such form and subject to the terms and conditions of this Plan as the Committee shall approve from time to time, consistent with the provisions of this Plan. Such award agreements may contain such other provisions, as the Committee in its discretion may deem advisable. In the case of any discrepancy between the terms of the Plan and the terms of any award agreement, the Plan provisions shall control.

      (D) The aggregate fair market value (determined as of the date of issuance of an option) of the Shares with respect to which an option, or portion thereof, intended to be an ISO is exercisable for the first time by any optionee during any calendar year (under all incentive stock option plans of the Company and subsidiary corporations) shall not exceed $100,000.

      (E) All awards under this Plan shall be made within ten years from the earlier of the date of adoption of this Plan (or any amendment thereto requiring shareholder approval pursuant to the Code) or the date this Plan (or any amendment thereto requiring shareholder approval pursuant to the Code) is approved by the shareholders of the Company.

      (F) A leave of absence granted to an employee does not constitute an interruption in continuous employment for purposes of this Plan as long as the leave of absence does not extend beyond one year.

      (G) Any notices given in writing shall be deemed given if delivered in person or by certified mail; if given to the Company addressed to Corporate Secretary, Digicorp, 100 Wilshire Boulevard, Suite 1750, Santa Monica, California 90401; and, if to an optionee or warrant holder, in care of the optionee or warrant holder at his or her last known address.

      (H) This Plan and all actions taken by those acting under this Plan shall be governed by the substantive laws of Delaware without regard to any rules regarding conflict-of-law or choice-of-law.

      (I) All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Company.

14.  AMENDMENT AND TERMINATION

      The Board may modify, revise or terminate this Plan at any time and from time to time, subject to such supermajority voting requirements as may be contained in the Company's certificate of incorporation or by-laws. While the Board may seek shareholder approval of an action modifying a provision of the Plan where it is determined that such shareholder approval is advisable under the provisions of applicable law, the Board of Directors shall be permitted to make any modification or revision to any provision of this Plan without shareholder approval. This Plan shall terminate when all Shares reserved for issuance hereunder have been issued upon the exercise of options or warrants and all restricted stock awards have fully vested, or by action of the Board of Directors pursuant to this paragraph, whichever shall first occur.

15.  EFFECTIVE DATE OF THE PLAN

      The Plan shall become effective upon the adoption by the Board.

                                    DIGICORP
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                     *, 2006

      The undersigned hereby appoints Jay Rifkin and William B. Horne, or either of them, as attorneys and proxies to vote all the shares of common stock, par value $.001 per share, of Digicorp, a Utah corporation (the "Company"), which are outstanding in the name of the undersigned and which the undersigned would be entitled to vote as of *, 2006, at the Company's Special Meeting of Shareholders, to be held at 1800 Century Park East, Suite 200, Los Angeles, CA 90067, on *, 2006, at 10 a.m. (local time), and at any or all adjournments or postponements thereof; and the undersigned hereby instructs and authorizes said attorneys to vote as indicated below.

      The shares represented hereby will be voted in accordance with the instructions contained below. If no instructions are given the shares will be voted "FOR" Proposal Nos. 1 and 2 below, each of said items being more fully described in the notice of meeting and accompanying Proxy Statement, receipt of which is hereby acknowledged. In the event of any proposed adjournment of the Special Meeting to permit further solicitation of proxies with respect to any proposal listed below, shares will be voted "FOR" adjournment.

PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOX BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN.

Proposal         The  authorization  and approval of a change of the Company's  domicile from Utah to Delaware
No. 1:           effected by the merger of the Company, a Utah corporation,  with and  into,Digicorp,  Inc., a newly formed wholly owned subsidiary of the Company that was incorporated under the DGCL for the purpose of effecting the change of domicile.

                                    FOR                  AGAINST                      ABSTAIN
                                    [  ]                 [  ]                         [  ]


Proposal         The authorization and approval of the Company's Stock Option and Restricted Stock Plan.
No. 2:

                                    FOR                  AGAINST                      ABSTAIN
                                    [  ]                 [  ]                         [  ]

The shares represented by this proxy will be voted as directed by the shareholder, but if no instructions are specified, this proxy will be voted "FOR" each of the proposals set forth above. No matter other than those set forth above may be properly brought before the Special Meeting.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Special Meeting and accompanying Proxy Statement relating to the Special Meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS YOU HAVE INDICATED ABOVE. IF NO INDICATION HAS BEEN MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF SUCH PROPOSALS.

Signature of Common Shareholder(s):                         Dated:        , 2006
                                    ------------------            --------

Signature of Common Shareholder(s):                         Dated:        , 2006
                                    ------------------            --------

Please sign as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.